Dreyfus

Institutional

Money Market Fund

SEMIANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Money Market Fund, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Institutional Money Market Fund perform during the period?

For the six-month period ended June 30, 2001, Dreyfus Institutional Money Market Fund produced an annualized yield of 4.96% for its Money Market Series and 4.41% for its Government Securities Series. Taking into account the effects of compounding, the fund produced annualized effective yields of 5.08% and 4.50% for its Money Market Series and Government Securities Series, respectively.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal:

*The fund' s Money Market Series invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic commercial paper and other short-term corporate obligations of domestic issuers, including those with floating or variable rates of interest. Normally the Money Market Series invests at least 25% of its total assets in bank obligations.

*The fund's Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of these securities.

What other factors influenced the fund's performance?

The fund continued to be primarily influenced by slowing economic growth and falling interest rates during the reporting period. The U.S. economy was already
showing    signs    of    slowing    when    the    reporting     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

period began in January 2001, with Gross Domestic Product ("GDP") for the fourth quarter of 2000 declining to an anemic 1.0%. The Federal Reserve Board (the "Fed") responded quickly to this lackluster growth by reducing interest rates by
0.50 percentage points on January 3, 2001, between meetings of its policymaking arm, the Federal Open Market Committee (the "FOMC"). The Fed was apparently reacting to weak retail sales, higher energy prices, diminishing consumer confidence and softening manufacturing activity, which were threatening to push the economy into recession. During the last week of January, the Fed cut interest rates by another 0.50 percentage points.

In February, better than expected employment data also did little to reassure investors, who widely expected the Fed to reduce interest rates again at the FOMC meeting in March. Indeed, the Fed cut rates by another 0.50 percentage points at the March meeting. Despite these aggressive moves, GDP growth was little changed during the first quarter of 2001, growing at an annualized rate of 1.1%.

The Fed's aggressive campaign to avoid recession continued throughout the second quarter of 2001, with a 0.50 percentage-point interest-rate reduction in April, between regularly scheduled FOMC meetings, and again in May. The most recent rate cut of the reporting period occurred at the scheduled FOMC meeting in June, when the Fed reduced short-term interest rates by 0.25 percentage points, citing lower profitability, reduced business capital spending, weak expansion of consumption and slower overseas growth as key factors behind its decision.

So far in 2001, the Fed has reduced interest rates a total of 2.75 percentage points. Of course, money market yields have declined commensurately. Throughout the reporting period, we consistently maintained a long-weighted average maturity for the fund. This position was designed to maintain then current yields for a longer time in a declining interest-rate environment.


What is the fund's current strategy?

The economy has shown some signs of stabilizing. Recent economic data -- including a higher level of manufacturing activity, continued consumer spending, rising consumer confidence and low inflation -- may be pointing toward a more
optimistic    economic    outlook    for    the    second    half   of   2001.

In our current view, the evidence to date suggests that the Fed will likely continue its efforts to return the economy to more solid footing. By maintaining a long-weighted average maturity, we believe the fund is well positioned for such a scenario. Of course we continue to monitor any events that may affect the short-term markets and will respond if and as we deem appropriate.

July 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

                                                                                            Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--12.4%                                             Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Citibank N.A.

   5.39%, 7/9/2001                                                                           25,000,000               25,000,000

Comerica Bank

   5.41%, 1/22/2002                                                                          25,000,000               24,998,651

First Tennessee Bank N.A.

   4.04%, 7/20/2001                                                                          10,000,000               10,001,280

National City Bank

   3.79%, 3/19/2002                                                                          25,000,000  (a)          24,994,735

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $84,994,666)                                                                                                 84,994,666
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--49.6%
------------------------------------------------------------------------------------------------------------------------------------

BCI Funding Corp.

   4.80%, 9/12/2001                                                                          10,000,000                9,904,897

Corporate Asset Funding Co. Inc.

   4.71%, 7/10/2001                                                                          30,000,000               29,965,125

Credit Suisse First Boston USA Inc.

   4.01%, 11/7/2001                                                                          20,000,000               19,718,350

Danske Corp. Inc.

   4.82%, 8/23/2001                                                                          30,000,000               29,791,975

Deutsche Bank Financial Inc.

   4.73%, 7/27/2001                                                                          25,000,000               24,915,861

Ford Motor Credit Co.

   4.44%, 7/9/2001                                                                           33,000,000               32,967,734

General Electric Capital Corp.

   4.81%, 8/10/2001                                                                          30,000,000               29,842,667

General Electric Capital Services Inc.

   3.89%, 7/30/2001                                                                          26,000,000               25,918,945

HSBC Bank USA

   3.86%, 8/14/2001                                                                          27,000,000               26,873,610

Internationale Nederlanden (U.S.) Funding Corp.

   3.91%, 11/9/2001                                                                          34,000,000               33,525,525

Salomon Smith Barney Holdings Inc.

   4.10%, 7/2/2001                                                                            8,000,000                7,999,089



                                                                                            Principal

COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Sanpaolo IMI U.S. Financial Co.

   4.80%--6.25%, 9/7/2001--9/13/2001                                                         35,000,000               34,613,497

Santander Finance Central Hispano Finance (DE) Inc.

   4.56%, 10/19/2001                                                                         25,000,000               24,659,306

UBS Finance Delaware LLC

   4.14%, 7/2/2001                                                                            8,000,000                7,999,080

TOTAL COMMERCIAL PAPER

   (cost $338,695,661)                                                                                               338,695,661
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--22.8%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   4.27%, 8/1/2001                                                                            9,150,000  (a)           9,151,921

Beta Finance Inc.

   3.85%, 5/24/2002                                                                          15,000,000  (a)          15,000,000

Beta Finance Inc.

   4.16%, 6/17/2002                                                                          10,000,000               10,000,000

CC (USA) Inc.

   3.85%, 6/3/2002                                                                           20,000,000  (a)          20,000,000

Fleet Financial Group Inc.

   4.19%, 5/1/2002                                                                           21,580,000  (a)          21,619,938

Merrill Lynch & Co. Inc.

   4.21%--4.27%, 5/2/2002--6/5/2002                                                          30,000,000               30,000,000

Sigma Finance Inc.

   3.88%, 7/1/2002                                                                           30,000,000               30,000,000

Wells Fargo Financial Inc

   3.88%, 10/12/2001                                                                         20,000,000  (a)          19,998,080

TOTAL CORPORATE NOTES

   (cost $155,769,939)                                                                                               155,769,939
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.7%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  4.55%--5.22%, 8/21/2001--12/18/2001

   (cost $32,000,000)                                                                        32,000,000  (b)          32,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal

SHORT-TERM BANK NOTES--12.4%                                                               Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bank of America N.A.

   6%, 7/2/2001                                                                              30,000,000               30,000,000

Bank One N.A.

   5.20%, 1/30/2002                                                                          30,000,000               30,000,000

Key Bank U.S.A., N.A.

   3.91%, 8/1/2001                                                                           25,000,000  (a)          25,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $85,000,000)                                                                                                 85,000,000
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  3.87%, 7/2/2001

   (cost $6,800,000)                                                                          6,800,000                6,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $703,260,266)                                                            102.9%              703,260,266

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.9%)             (19,851,805)

NET ASSETS                                                                                       100.0%              683,408,461

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE
ACQUIRED FROM 2/22/2001 TO 3/23/2001 AT A COST OF PAR VALUE. AT JUNE 30,2001,
THE AGGREGATE VALUE OF THESE SECURITIES WAS $32,000,000 REPRESENTING 4.7% OF NET
ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES

June 30, 2001 (Unaudited)

                                                                        Annualized

                                                                          Yield on

                                                                           Date of               Principal

U.S. TREASURY BILLS--24.7%                                             Purchase (%)             Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

7/5/2001

   (cost $34,988,528)                                                          2.95             35,000,000             34,988,528
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--33.7%
------------------------------------------------------------------------------------------------------------------------------------

5.625%, 9/30/2001                                                              5.83             10,000,000              9,991,288

5.875%, 11/30/2001                                                             5.34              8,000,000              8,013,210

6.50%, 2/28/2002                                                               4.09             14,000,000             14,197,472

6.375%, 6/30/2002                                                              3.58             15,000,000             15,389,185

TOTAL U.S. TREASURY NOTES

   (cost $47,591,155)                                                                                                  47,591,155
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--41.2%
------------------------------------------------------------------------------------------------------------------------------------

ABN Amro North America Finance Inc.

  dated 6/29/2001, due 7/2/2001 in
  the amount of $15,004,875
  (fully collateralized by $15,566,000
  U.S. Treasury Bills, due 12/20/2001,

   value $15,299,821)                                                          3.90             15,000,000             15,000,000

Barclays Capital, Inc.

  dated 6/29/2001, due 7/2/2001 in
   the amount of $3,214,911
  (fully collateralized by $3,140,000
  U.S. Treasury Notes, 6.50%, due 2/28/0002,

   value $3,262,146)                                                           3.40             3,214,000               3,214,000

First Boston Corp.

  dated 6/29/2001, due 7/2/2001
  in the amount of $15,004,900
  (fully collateralized by $15,359,000
  U.S. Treasury Bills, due 8/9/2001,

   value $15,299,100)                                                          3.92             15,000,000             15,000,000

Morgan Stanley Dean Witter & Co.

  dated 6/29/2001, due 7/2/2001 in
  the amount of $15,004,875 (fully
  collateralized by $15,440,000
  U.S. Treasury Bills, due 9/27/2001,

   value $15,301,040)                                                          3.90             15,000,000             15,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                         Annualized

                                                                          Yield on

                                                                 Date of  Principal

REPURCHASE AGREEMENTS (CONTINUED)                                      Purchase (%)         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UBS Finance Delaware LLC

   dated 6/29/2001, due 7/2/2001 in
   the amount of $10,003,292 (fully
   collateralized by $10,387,000
   U.S. Treasury Bills, due 12/27/2001,
   value $10,200,034)                                                          3.95             10,000,000             10,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $58,214,000)                                                                                                  58,214,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $140,793,683)                                                                           99.6%                140,793,683

CASH AND RECEIVABLES (NET)                                                                         .4%                    549,730

NET ASSETS                                                                                      100.0%                141,343,413

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                                                                        Money           Government

                                                                                                       Market           Securities

                                                                                                       Series               Series
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including repurchase agreements of $58,214,000 for
   the Government Securities Series)--Note 2(b)                                                  703,260,266             140,793,683

Interest receivable                                                                                4,478,951                 978,703

Prepaid expenses                                                                                       7,336                   4,038

                                                                                                 707,746,553             141,776,424
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                        290,278                 55,578

Cash overdraft due to Custodian                                                                    2,172,968                354,022

Payable for investment securities purchased                                                       21,785,464                    --

Accrued expenses                                                                                      89,382                 23,411

                                                                                                  24,338,092                433,011
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   683,408,461            141,343,413
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                  683,442,918            141,345,012

Accumulated net realized gain (loss) on investments                                                  (34,457)                (1,599)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                    683,408,461           141,343,413
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares

   of Beneficial Interest authorized)                                                            683,442,918             141,345,012
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ($)                                            1.00                   1.00

NET ASSET VALUE PER SHARE

                                                                                                        Money             Government

                                                                                                       Market             Securities

                                                                                                       Series                 Series
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                    683,408,461            141,343,413

Shares Outstanding                                                                                683,442,918            141,345,012
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                            1.00                    1.0

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

                                                                                                        Money             Government

                                                                                                       Market             Securities

                                                                                                       Series                 Series
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                                                    19,204,523              2,927,908

EXPENSES--NOTE 2(C):

Management fee--Note 3(a)                                                                           1,747,157                297,453

Custodian fees                                                                                         41,199                 18,059

Shareholder servicing costs--Note 3(b)                                                                 40,163                 25,560

Trustees' fees and expenses--Note 3(c)                                                                 27,259                  4,188

Professional fees                                                                                      14,166                 12,086

Registration fees                                                                                       8,104                  7,518

Prospectus and shareholders' reports                                                                    3,085                  1,678

Miscellaneous                                                                                           1,348                    972

TOTAL EXPENSES                                                                                      1,882,481                367,514

INVESTMENT INCOME--NET                                                                             17,322,042              2,560,394
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($):                                                    --                 14,652

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               17,322,042              2,575,046

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Money Market Series                        Government Securities Series
                                        -------------------------------------------      -------------------------------------------

                                        Six Months Ended             Year Ended           Six Months Ended            Year Ended

                                           June 30, 2001            December 31,             June 30, 2001           December 31,

                                             (Unaudited)                   2000                 (Unaudited)                 2000
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        17,322,042              36,314,152                   2,560,394             4,167,362

Net realized gain
   (loss) on investments                            --                     3,079                      14,652                 1,493

NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS                            17,322,042              36,317,231                   2,575,046             4,168,855
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS
   FROM ($):

INVESTMENT INCOME--NET                      (17,322,042)            (36,314,152)                 (2,560,394)           (4,167,362)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST
   TRANSACTIONS
   ($1.00 per share):

Net proceeds
   from shares sold                          492,304,104           2,294,016,892                 660,717,293          784,466,898

Dividends reinvested                           2,574,120               6,048,061                   1,250,303            1,592,234

Cost of shares redeemed                     (488,419,209)         (2,215,564,249)               (613,893,775)        (775,700,111)

INCREASE (DECREASE) IN
   NET ASSETS FROM
   BENEFICIAL INTEREST
   TRANSACTIONS                                6,459,015              84,500,704                  48,073,821            10,359,021

TOTAL INCREASE
   (DECREASE) IN
   NET ASSETS                                  6,459,015              84,503,783                  48,088,473            10,360,514
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          676,949,446             592,445,663                  93,254,940            82,894,426

END OF PERIOD                                683,408,461             676,949,446                 141,343,413            93,254,940

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund


FINANCIAL HIGHLIGHTS Money Market Series

The following tables describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                             June 30, 2001                                   Year Ended December 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .025          .059          .047          .050           .051          .049

Distributions:

Dividends from investment
   income--net                                      (.025)        (.059)        (.047)         (.050)        (.051)        (.049)

Net asset value, end of period                        1.00         1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%):                                  5.02(a)          6.05          4.78          5.14           5.17          5.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .54(a)           .56           .56          .57            .57           .58

Ratio of net investment
   income to average
   net assets                                      4.96(a)          5.89           4.67        5.02           5.06          4.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     683,408       676,949        592,446     540,282        531,436       483,156

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS Government Securities Series

                                          Six Months Ended

                                             June 30, 2001                                  Year Ended December 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .022          .054          .043          .048           .048          .047

Distributions:

Dividends from investment
   income--net                                      (.022)        (.054)        (.043)         (.048)        (.048)        (.047)

Net asset value, end of period                        1.00         1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   4.44(a)          5.58          4.34          4.87           4.95          4.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .62(a)           .66           .68          .68            .61           .63

Ratio of net investment
   income to average
   net assets                                      4.30(a)          5.41          4.26         4.76           4.84          4.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     141,343        93,255         82,894      68,615        107,694       102,726

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

Dreyfus Institutional Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Beneficial Interest: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary
of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following series: Money Market and Government Securities.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset
value    per    share    of    $1.00    for    each    series.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series and Government Securities Series receive net earning credits based on available cash balances
left    on    deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated among them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the
"   Code"   ).  The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Money Market Series has an unused capital loss carryover of approximately $34,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $3,000 of the carryover expires in fiscal 2002, $28,000 expires in fiscal 2006 and $3,000 expires in fiscal 2007.

The Government Securities Series has an unused capital loss carryover of approximately $16,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, the carryover expires in fiscal 2007.

At June 30, 2001, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.


(b) Under the Shareholder Services Plan, each series reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2001, the Money Market Series and the Government Securities Series were charged $26,686 and $13,386, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the Money Market Series and the Government Securities Series were charged $8,467 and $1,659, respectively, pursuant to the transfer agency agreement.

(c) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund




                                                             The Fund

                                                           For More Information

                        Dreyfus Institutional Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9263

                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  179SA0601